UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 28, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
     On November 28, 2005, Emdeon Corporation sent a notice (which we refer to as the “Notice”) to its directors and executive officers informing them of a temporary suspension of trading (which we refer to as the “Blackout Period”) under the Emdeon Corporation 401(k) Savings Plan, the Emdeon Practice Services, Inc. 401(k) Profit Sharing Plan, and the Porex Corporation 401(k) Savings Plan (which we refer to collectively as the “Plans”), qualified retirement plans maintained respectively by Emdeon Corporation, Emdeon Practice Services, Inc., and Porex Corporation. Emdeon Practice Services, Inc. and Porex Corporation are subsidiaries of Emdeon Corporation. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Notice.
     The Blackout Period relates to the tender offer for Emdeon common stock commenced by Emdeon on November 23, 2005. The Blackout Period is required in connection with processing Plan participant elections related to the tender offer. As described in the Notice, participants in the Plans who elect to have a portion of the shares of Emdeon common stock credited to their accounts tendered by the trustee of the Plans will be prevented from directing transactions (including obtaining a loan or a distribution) with respect to, or diversifying (to the extent permitted by the terms of the applicable Plan), the remaining shares of Emdeon common stock credited to their accounts under the applicable Plan for a period currently expected to begin on December 16, 2005, at 4:00 p.m., Eastern time, and to continue until processing relating to the tender offer is complete. In addition, for two days at the beginning of the Blackout Period, no participants in the 401(k) Plans will be permitted to enter into transactions in Emdeon securities credited to their accounts.
     The Notice indicates that the Blackout Period is currently expected to begin on December 16, 2005, at 4:00 p.m., Eastern Time, and to last until the week of December 25, 2005. Emdeon provided the Notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. Emdeon received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, on November 23, 2005.
     Inquiries concerning the Blackout Period should be directed to Lewis H. Leicher, Senior Vice President, by telephone at (858) 759-6000 or by mail at Emdeon Corporation, River Drive Center Two, 669 River Drive, Elmwood Park, New Jersey 07407-1361.
Item 9.01.     Financial Statements and Exhibits
(c)	Exhibits
The following exhibit is filed herewith:
99.1	Notice to Directors and Executive Officers of Emdeon Corporation, dated November 28, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 28, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Notice to Directors and Executive Officers of Emdeon Corporation, dated November 28, 2005

4